Exhibit 10.47
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
AMENDMENT NUMBER EIGHT TO AMENDED AND RESTATED
WAFER SUPPLY AGREEMENT

This Amendment Number Eight (the "Amendment"), effective as of Nov. 8th, 2016 (the "Amendment Effective Date"), amends the Wafer Supply Agreement effective April 1, 2005, as amended by Amendment number one effective December 19, 2008, Amendment number two effective September 13, 2010, Amendment number three effective February 1, 2012, Amendment number four effective April 1, 2015, Amendment number five effective November 2, 2015, Amendment number six effective December 8, 2015, and Amendment number seven effective October 3, 2016 (as amended the “Agreement”) by and between:

(1)    POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a business address at P.O. Box 32322., 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman, Cayman Islands ("Power Integrations")

and

(2)    SEIKO EPSON CORPORATION. a Japanese corporation having a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan ("Seiko Epson").

RECITALS

WHEREAS, pursuant to the terms of the Agreement, Power Integrations grants to Seiko Epson licenses of certain of Power Integrations' intellectual property for the sole purpose of Power Integrations acquiring from Seiko Epson the fabrication and supply of wafers of certain power IC products; and
WHEREAS, Power Integrations and Seiko Epson desire to amend the terms of the Agreement;
and
WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representative of Seiko Epson and Power

Integrations.
Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

The following language shall be added to the current Exhibit C:

[*]:
Seiko Epson will increase the [*]WAFER CAPACITY from [*]WAFERS /month to [*] WAFERS/month with a target date of Quarter [*] calendar year 2017.

The following Exhibit D shall be added as a new exhibit.

Effective date of this agreement is the Amendment Effective Date shown above. All references in the Agreement to the "Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

Seiko Epson Semiconductor Co.' Ltd.		Power Integrations International, Ltd.

By:	/s/ Kazuhiro Takenaka	Signature:	/s/ Raja Petrakian
Name:	Kazuhiro Takenaka	Name:	Raja Petrakian
Title:	Deputy COO, MicroDevice Dev.	Title:	President, Power Integrations International Limited

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
.

Exhibit D

WAFER PRICES FOR [*] PRODUCTION OF [*] WAFERS BY MONTHLY ORDER VOLUME

FOR [*] in both [*]PRODUCTION and [*]PRODUCTION

Monthly [*]Wafer volume	[*]price
Less than [*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Pricing will be reviewed and mutually agreed to in writing [*].
For WAFERS in [*] PRODUCTION, the price for each entry of the above table will be multiplied by [*].

The above prices are the WAFER’S BASE_PRICE and are based on an exchange rate of [*]. The fluctuation in foreign exchange rate, as supplied by the Wall Street Journal will be shared equally by each part as follows F/X_Base= [*]

Initial F/X_RATE= [*]

A new F/X_ RATE is only established at the time of placing a PO for WAFERS if the Previous Month’s Average daily exchange rate is equal to or greater than ±[*]from the F/X_BASE. The new F/X RATE will be set to the Previous Month’s Average exchange rate and will remain in effect for at least the month it was established.

The Actual PURCHASE PRICE for WAFERS, by WAFER TYPE, used at the time of order will be calculated by the following formula.

PURCHASE PRICE = [*]* BASE_PRICE

Examples: For [*]WAFERS with a BASE PRICE of $[*]

1.	Nominal F/X Rate Example: F/X_RATE= in the range of [*].
PURCHASE PRICE = BASE PRICE

2.	Higher F/X Rate Example: New F/X_RATE= [*]

PURCHASE PRICE= $[*] = [*]* [*]

3.	Lower F/X_Rate Example: New F/X_Rate= [*]

PURCHASE PRICE= $[*] = [*]* $[*]

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[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
.